Item 27 Exhibit (h) i c1b.

SECOND AMENDMENT TO PARTICIPATION AGREEMENT

Among

MML SERIES INVESTMENT FUND

And

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

And

MML BAY STATE LIFE INSURANCE COMPANY

And

C.M. LIFE INSURANCE COMPANY

THIS AMENDMENT dated August 26, 2008 amends the Participation Agreement entered into as of 17th day of November, 2005, as amended to date, (the “Agreement”) by and among Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, each on their own behalf and on behalf of each segregated asset account of each insurance company, and MML Series Investment Fund.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with Schedule A attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures as of the date set forth above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY:	MML SERIES INVESTMENT FUND

By its authorized officer		By its authorized officer

By:	/s/ Jo-Anne Rankin	By:	/s/ Nicholas H. Palmerino

Print Name:	Jo-Anne Rankin	Print Name:	Nicholas H. Palmerino

Title:	Vice President	Title:	CFO and Treasurer

MML BAY STATE LIFE INSURANCE COMPANY:	C.M. LIFE INSURANCE COMPANY

By its authorized officer		By its authorized officer

By:	/s/ Jo-Anne Rankin	By:	/s/ Jo-Anne Rankin

Print Name:	Jo-Anne Rankin	Print Name:	Jo-Anne Rankin

Title:	Vice President	Title:	Vice President

Schedule A

MML Series Investment Fund

Separate Account	Date Established	LOB Separate Accounts

Massachusetts Mutual Variable Annuity Separate Account 4	July 9, 1997	VA

•     MML Aggressive Allocation Fund

•     MML American Funds Core Allocation Fund

•     MML American Funds Growth Fund

•     MML American Funds International Fund

•     MML Asset Allocation Fund

•     MML Balanced Allocation Fund

•     MML Blue Chip Growth Fund

•     MML Concentrated Growth Fund

•     MML Conservative Allocation Fund

•     MML Emerging Growth Fund

•     MML Equity Income Fund

•     MML Equity Index Fund

•     MML Foreign Fund

•     MML Global Fund

•     MML Growth Allocation Fund

•     MML Growth & Income Fund

•     MML Growth Equity Fund

•     MML Income & Growth Fund

•     MML Large Cap Growth Fund

•     MML Large Cap Value Fund

•     MML Mid Cap Growth Fund

•     MML Mid Cap Value Fund

•     MML Moderate Allocation Fund

•     MML NASDAQ-100® Fund

•     MML Small Cap Growth Equity Fund

•     MML Small Cap Index Fund

•     MML Small/Mid Cap Value Fund

C.M. Multi-Account A	August 3, 1994	VA

•     MML Aggressive Allocation Fund

•     MML Asset Allocation Fund

•     MML Balanced Allocation Fund

•     MML Blue Chip Growth Fund

•     MML Concentrated Growth Fund

•     MML Conservative Allocation Fund

•     MML Emerging Growth Fund

•     MML Equity Income Fund

•     MML Equity Index Fund

•     MML Foreign Fund

•     MML Global Fund

•     MML Growth Allocation Fund

•     MML Growth & Income Fund

•     MML Growth Equity Fund

•     MML Income & Growth Fund

•     MML Large Cap Growth Fund

•     MML Large Cap Value Fund

•     MML Mid Cap Growth Fund

•     MML Mid Cap Value Fund

•     MML Moderate Allocation Fund

•     MML NASDAQ-100® Fund

•     MML Small Cap Growth Equity Fund

•     MML Small Cap Index Fund

•     MML Small/Mid Cap Value Fund

Panorama Separate Account	June 23, 1981	VA
• MML Equity Index Fund • MML NASDAQ-100® Fund • MML Small Cap Index Fund

Panorama Plus Separate Account	September 25, 1991	VA
• MML Income & Growth Fund • MML Mid Cap Growth Fund

Massachusetts Mutual Variable Life Separate Account I	July 13, 1988	VL

•     MML Aggressive Allocation Fund

•     MML Asset Allocation fund

•     MML Balanced Allocation Fund

•     MML Blue Chip Growth Fund

•     MML Concentrated Growth Fund

•     MML Conservative Allocation Fund

•     MML Emerging Growth Fund

•     MML Equity Income Fund

•     MML Equity Index Fund

•     MML Foreign Fund

•     MML Global Fund

•     MML Growth & Income Fund

•     MML Growth Allocation Fund

•     MML Growth Equity Fund

•     MML Income & Growth Fund

•     MML Large Cap Value Fund

•     MML Mid Cap Growth Fund

•     MML Mid Cap Value Fund

•     MML Moderate Allocation Fund

•     MML NASDAQ-100® Fund

•     MML Small Cap Growth Equity Fund

•     MML Small Cap Index Fund

•     MML Small/Mid Cap Value Fund

Massachusetts Mutual Variable Life Separate Account III	Feb. 12, 2000	VL
• MML Emerging Growth Fund • MML Equity Index Fund • MML Growth Equity Fund • MML Large Cap Value Fund • MML Small Cap Growth Equity Fund

C.M. Life Variable Life Separate Account I
• MML Emerging Growth Fund • MML Equity Index Fund • MML Growth Equity Fund

• MML Large Cap Value Fund • MML NASDAQ-100® Fund • MML Small Cap Growth Equity Fund

MML Bay State Variable Life Separate Account I	June 9, 1982	VL
• MML Equity Index Fund

MML Bay State Variable Life Separate Account II	Nov. 22, 1988	VL
• MML Equity Index Fund